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                                                                    EXHIBIT 10.4


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                          REGISTRATION RIGHTS AGREEMENT


                           Dated as of March 19, 1998


                                 By and Between


                           AAMES FINANCIAL CORPORATION

                                       and


                          TURTLE CREEK REVOCABLE TRUST



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                                TABLE OF CONTENTS


Section 1.  Certain Definitions...............................................2
Section 2.  Registration Under the Securities Act.............................5
Section 3.  Registration Procedures...........................................8
Section 4.  Registration Expenses............................................19
Section 5.  Representations and Warranties...................................20
Section 6.  Indemnification..................................................23
Section 7.  Underwritten Offerings...........................................28
Section 8.  Rule 144.........................................................28
Section 9.  Miscellaneous....................................................29


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                          REGISTRATION RIGHTS AGREEMENT


            REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of March 19, 1998, by and among Aames Financial Corporation, a Delaware corporation (the "Company"), and Turtle Creek Revocable Trust, a trust formed under the laws of the state of Texas (the "Purchaser").


                                    RECITALS

            WHEREAS, the Company and the Purchaser have entered into a Stock Purchase Agreement, dated the date hereof (the "Stock Purchase Agreement"), providing for, among other things, the sale by the Company and the purchase by the Purchaser of an aggregate of 556,466 shares (the "Shares") of Common Stock of the Company, par value $.001 per share (the "Common Stock") and warrants (each a "Warrant" and collectively, the "Warrants") to purchase 556,466 shares of Common Stock at an initial exercise price of $17.2031 per share (the "Warrant Shares");

            WHEREAS, the Company and Thirty-Five East Investments LLC (the "Other Purchaser") have entered into a Stock Purchase Agreement, dated the date hereof (the "Other Stock Purchase Agreement"), providing for, among other things, the sale by the Company and the purchase by the Other Purchaser of an aggregate of 2,225,865 shares (the "Other Shares") of Common Stock and warrants (the "Other Warrants") to purchase 2,225,865 shares of Common Stock at an initial exercise price of $17.2031 per share (the "Other Warrant Shares");

            WHEREAS, the Company and the Purchaser have entered into a Warrant Agreement, dated as of the date hereof (the "Warrant Agreement"), providing for, among other things, the terms and conditions of the Warrants; and

            NOW, THEREFORE, in consideration of the mutual covenants and conditions as hereinafter set forth, the parties hereto agree as follows:


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            Section 1. Certain Definitions.

            As used in this Agreement, the following terms shall have the following respective meanings:

            "Affiliate" means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

            "Closing Date" shall be the same date as the closing of the Stock Purchase Agreement and the Other Stock Purchase Agreement.

            "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

            "Common Stock" shall have the meaning assigned to such term in the preamble to this Agreement.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

            "Holder" shall mean the Purchaser, the Other Purchaser and each of their successive successors and assigns who acquire Registrable Securities, directly or indirectly, from either such persons or from any successive successor or assign of either such persons.

            "Other Purchaser" shall have the meaning assigned to such term in the preamble to this Agreement.

            "Other Registration Rights Agreement" shall mean the Registration Rights Agreement, dated the date hereof, between the Company and the Other Purchaser, with terms and provisions substantially similar to this Agreement.

            "Other Shares" shall have the meaning assigned to such term in the preamble to this Agreement.



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            "Other Stock Purchase Agreement" shall have the meaning assigned to such term in the preamble to this Agreement.

            "Other Warrants" shall have the meaning assigned to such term in the preamble to this Agreement.

            "Other Warrant Shares" shall have the meaning assigned to such term in the preamble to this Agreement.

            "Registrable Securities" shall mean the Shares, Other Shares, Warrant Shares and Other Warrant Shares, and any securities of the Company issued successively in exchange for or in respect of any of the foregoing, whether as a result of any successive stock split or reclassification of, or stock dividend on, any of the foregoing or otherwise; provided, however, that such shares of Common Stock or securities shall cease to be Registrable Securities when (i) a registration statement registering such shares of Common Stock or securities, as the case may be, under the Securities Act has been declared effective and such shares of Common Stock or securities, as the case may be, have been sold or otherwise transferred by the Holder thereof pursuant to such effective registration statement, (ii) such shares of Common Stock or securities, as the case may be, are sold pursuant to Rule 144 (or any successor provision) promulgated under the Securities Act under circumstances in which any legend borne by such shares of Common Stock or securities relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company or (iii) such shares of Common Stock or securities shall have been transferred, new securities evidencing such shares of Common Stock or securities without legends restricting further transfer shall have been delivered by the Company and subsequent public distribution of such shares of Common Stock or securities shall not require registration under the Securities Act.

            "Registration Expenses" shall have the meaning assigned thereto in
Section 4 of this Agreement.

            "Rights" shall mean any options, warrants, securities, rights or other instruments convertible into or exchangeable or exercisable for, or otherwise giving the holder thereof the right to acquire, directly or indirectly, any Common Stock or any other such options, warrants,


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securities, rights or instruments, including without limitation, the Warrants,
Other Warrants and any instrument the value of which is measured by reference to the value of the Common Stock.

            "Securities Act" shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time. "Shares" shall have the meaning assigned to such term in the preamble to this Agreement.

            "Share Shelf Registration Statement" shall mean any registration statement of the Company that covers the resale of any of the Shares and the Other Shares pursuant to the provisions of this Agreement and the Other Registration Rights Agreement, including any prospectus, amendments and supplements to such registration statement or prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

            "Shelf Registration Statements" shall mean the Share Shelf Registration Statement and the Warrant Shelf Registration Statement.

            "Subsidiary" shall mean any corporation of which shares of stock having a majority of the general voting power in electing the Board of Directors are, at the time as of which any determination is being made, owned by the Company either directly or through its Subsidiaries, any partnership in which the Company or any Subsidiary is a general partner and any joint venture in which the Company or any Subsidiary is a joint venturer.

            "Warrants" shall have the meaning assigned to such term in the preamble to this Agreement.

            "Warrant Shelf Registration Statement" shall mean any registration statement of the Company that covers the resale of any of the Warrant Shares and the Other Warrant Shares, including any prospectus, amendments and supplements to such registration statement or prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be


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incorporated by reference, if any, in such registration statement.

            "Warrant Shares" shall have the meaning assigned to such term in the preamble to this Agreement.

            Section 2. Registration Under the Securities Act.

            (a) The Company agrees to file with the Commission as soon as practicable after the Closing Date, but in no event later than the 120th day after the Closing Date, the Share Shelf Registration Statement. The Share Shelf Registration Statement shall be on Form S-3 under the Securities Act or another appropriate form permitting registration of the Shares and the Other Shares for resale by the Holders from time to time in open market transactions (with or without the use of one or more brokers) or through an underwritten offering. The Company shall not permit any securities other than the Shares and the Other Shares to be included in the Share Shelf Registration Statement. The Company shall use its reasonable best efforts to cause the Share Shelf Registration Statement to be declared effective pursuant to the Securities Act as promptly as practicable following the filing thereof, but in no event later than 60 days following such filing date, and to keep the Share Shelf Registration Statement continuously effective under the Securities Act thereafter for a period ending the earlier of (i) three years from the Closing Date (subject to extension pursuant to Section 2(e) below), or (ii) when there ceases to be any outstanding Shares or Other Shares which are Registrable Securities (the "Purchase Shelf Effectiveness Period").

            (b) After the occurrence of a Purchase Event (as defined in the Warrant Agreement or the Other Warrant Agreement, as the case may be), the Company agrees to file with the Commission at the request of any registered holder of Warrants, Warrant Shares, Other Warrants or other Warrant Shares, but in no event later than the 90th day after any such registered holder makes such request, the Warrant Shelf Registration Statement. The right of the Purchaser to request registration of the Warrant Shares shall expire on the Expiration Date of the Warrants (as defined in the Warrant Agreement). The Warrant Shelf Registration Statement shall be on Form S-3 under the Securities Act or another appropriate form permitting registration of such


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Warrant Shares and Other Warrant Shares for resale by the Holders from time to time in open market transactions (with or without the use of one or more brokers) or through an underwritten offering. The Company shall not permit any securities other than the Warrant Shares and the Other Warrant Shares to be included in the Warrant Shelf Registration Statement. The Company shall use its reasonable best efforts to cause the Warrant Shelf Registration Statement to be declared effective pursuant to the Securities Act as promptly as practicable following the filing thereof, but in no event later than 60 days following such filing date, and to keep such Warrant Shelf Registration Statement continuously effective under the Securities Act thereafter for a period ending on the earlier of (i) twelve months from the date the Warrant Shelf Registration Statement becomes effective (subject to extension pursuant to Section 2(e) below), or (ii) when there ceases to be any outstanding Warrant Shares and Other Warrant Shares which are Registrable Securities (the "Warrant Shelf Effectiveness Period," and each of the Purchase Shelf Effectiveness Period and Warrant Shelf Effectiveness Period, an "Effectiveness Period").

            (c) In the event that either (i) the no action relief contemplated by Section 7.7 of the Stock Purchase Agreement and Other Stock Purchase Agreement is obtained or (ii) the Company determines in its sole and absolute discretion that there has been a change in law or change in administrative interpretation by the Commission that would permit the Company to file a shelf registration statement (the "Exercise Shelf Registration Statement") under the Securities Act to register the offer and sale by the Company of the Common Stock issuable upon exercise of the Warrants and Other Warrants after the occurrence of a Purchase Event (as defined in the Warrant Agreement and Other Warrant Agreement, as the case may be) and such filing will not result in the loss of the exemption from the registration requirements under the Securities Act which was relied on by the Company for the offer and sale of any of the Shares, Other Shares, Warrants or Other Warrants, at the request of any registered holder of Warrants, Warrant Shares, Other Warrants or Other Warrant Shares, the Company shall file with the Commission the Exercise Shelf Registration Statement. The Company shall use its reasonable best efforts to cause such Exercise Shelf Registration Statement to be declared effective as promptly as practicable after


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the filing thereof and to keep such Exercise Shelf Registration Statement continuously effective under the Securities Act thereafter for a period ending on the earlier of (i) three years from the Closing Date (subject to extension pursuant to Section 2(e) below) or (ii) when there ceases to be any outstanding Warrants and Other Warrants which have not expired or been exercised. As soon as practicable after (a) the Exercise Shelf Registration Statement is declared effective under the Securities Act and (b) the Warrant Agreement, Other Warrant Agreement, Warrants and Other Warrants shall have been amended by the Company and each of the registered holders of Warrants and Other Warrants in a manner acceptable to the Company to provide for a suspension of the right of any registered holder of Warrants or Other Warrants to exercise such Warrants or Other Warrants in the event the Exercise Shelf Registration Statement shall not continue to remain effective with the Commission, the Company will amend this Agreement in a manner consistent with the other terms hereof to provide for the filing of a shelf registration statement under the Securities Act covering the resale of the Warrants and Other Warrants.

            (d) If, for any reason, any of the Shelf Registration Statements loses its effectiveness during its applicable Effectiveness Period, the Company shall file with the Commission as soon as practicable, but in no event later than 60 days after the date such shelf registration statement loses its effectiveness, another registration statement covering all of the Registrable Securities which were covered by the Shelf Registration Statement which so lost its effectiveness; provided, that if the Company has notice that any Shelf Registration Statement will lose its effectiveness, the Company shall use its reasonable best efforts to file another registration statement covering the Registrable Securities which are covered by such Shelf Registration Statement for the applicable Effectiveness Period as soon as practicable after the Company receives such notice.

            (e) The Company shall use its reasonable best efforts to keep the shelf registration statements continuously effective by supplementing and amending them as required by the rules, regulations or instructions applicable to the registration form used for such shelf registration statement if required by the Securities Act or


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reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Securities covered by such shelf registration statement; provided that the applicable Effectiveness Period shall be extended to the extent necessary to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 and as otherwise provided herein.


            Section 3. Registration Procedures.

            (a) In connection with the Company's obligations with respect to any registration of Registrable Securities pursuant to Section 2 hereof, the Company shall use its reasonable best efforts to effect or cause such registration to permit the sale of the Registrable Securities by the Holders thereof in open market transactions or in one underwritten offering pursuant to
Section 7 hereof. In connection therewith, the Company shall, as soon as reasonably possible:

                  (i) comply with the provisions of the Securities Act applicable to issuers with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the Holders thereof set forth in such registration statement;

                  (ii) provide (A) each Holder of the Shares and the Other Shares, in the case of the Share Shelf Registration Statement, and the Warrant Shares and the Other Warrant Shares, in the case of the Warrant Shelf Registration Statement, and counsel for such Holders the opportunity to participate in the preparation of such Shelf Registration Statement and
      (B) (1) each such Holder and counsel, (2) the underwriters (which term, for purposes of this Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, in connection with the one underwritten offering pursuant to Section 7 hereof and (3) counsel for such underwriters, if any, the opportunity to participate in the preparation of each prospectus included in the applicable Shelf Registration Statement or filed with the Commission, and each amendment or supplement thereto (and, in the case of the parties referred to in


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      Sections 3(a)(ii)(B)(2) and 3(a)(ii)(B)(3), only with respect to each prospectus, amendment or supplement relating to the one underwritten offering pursuant to Section 7 hereof);

                  (iii) throughout the Effectiveness Period and after receiving notice under Section 3(c) hereof until such offer and sale is completed, make available for inspection during normal business hours by the parties referred to in Section 3(a)(ii) above (and, in the case of the party referred to in Sections 3(a)(ii)(B)(2) and 3(a)(ii)(B)(3), only with respect to an offer and sale pursuant to Section 7 hereof) such financial and other information and books and records of the Company, and cause the officers, directors, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act if the recipient thereof has executed a confidentiality agreement in a form reasonably acceptable to the Company protecting against the misappropriation or disclosure of the Company's confidential information;

                  (iv) promptly notify the Holders of the Shares and the Other Shares, in the case of the Share Shelf Registration Statement, and the Holders of the Warrant Shares and the Other Warrant Shares, in the case of the Warrant Shelf Registration Statement and confirm such advice in writing, (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such registration statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time


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      during the applicable Effectiveness Period the representations and warranties of the Company contemplated by Section 3(a)(xiii) or Section 5 hereof cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) in addition to such Holders, the managing underwriter or underwriters, if any, in connection with the one underwritten offering pursuant to Section 7 hereof, at any time a prospectus (in the case of such underwriter or underwriters, only when a prospectus relating to such underwritten offering) is required to be delivered under the Securities Act, that such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment, or any document incorporated by reference in any of the foregoing, may contain an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (v) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of either of the Shelf Registration Statements or any post-effective amendment thereto at the earliest practicable date;

                  (vi) if requested by any managing underwriter or underwriters in connection with the one underwritten offering pursuant to Section 7 hereof, or any Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter, underwriters or Holder specifies should be included therein relating to the terms of the sale of such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold by the Holders or to any underwriters, the name and description of the Holders and underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase


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      price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold by the Holders or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                  (vii) furnish (A) to each Holder of the Shares and the Other Shares, in the case of the Share Shelf Registration Statement, and the Warrant Shares and the Other Warrant Shares, in the case of the Warrant Shelf Registration Statement, an executed copy of such registration statement, each such amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), and (B) to any Holder of Registrable Securities such number of copies of such registration statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by any Holder or underwriter, if any, in connection with the one underwritten offering pursuant to Section 7 hereof) and of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as any such Holder and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by any such Holder or underwritten by such underwriter and to permit each Holder and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each Holder and by any such underwriter, in each case in the form most recently provided to such party by the Company, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

                      (viii) use its reasonable best efforts to (A) register or qualify the Registrable Securities to be included in the applicable Shelf Registration


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      Statement under such securities laws or Blue Sky laws of such jurisdictions in the United States as any Holder and underwriter, if any, in connection with the one underwritten offering pursuant to Section 7 hereof, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions for so long as may be necessary to enable the Holders or underwriters to complete its distribution of Registrable Securities pursuant to such offering and (C) take any and all other actions as may be reasonably necessary or advisable to enable the Holders and underwriters, if any, to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that the Company shall not be required for any such purpose to (I) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(a)(viii) or (II) consent to general service of process in any such jurisdiction;

                  (ix) use its reasonable best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect such registration or the offering or sale in connection therewith or to enable the Holders to offer, or to consummate the disposition of, the Registrable Securities;

                  (x) cooperate with the Holders and the managing underwriters, if any, in connection with the one underwritten offering pursuant to Section 7 hereof to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders if required or appropriate and which shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities;

                  (xi)  (reserved);


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
                  (xii) in the event of the one underwritten offering pursuant to Section 7 hereof, enter into one or more underwriting agreements, engagement letters, agency agreements, "best efforts" underwriting agreements or similar agreements, as appropriate, and take such other actions in connection therewith as the Holders shall reasonably request in order to expedite or facilitate the disposition of the Registrable Securities registered;

                  (xiii) in the event of the one underwritten offering pursuant to Section 7 hereof, (A) make such representations and warranties to the Holders and the underwriters, in form, substance and scope as are customarily made in connection with an offering of common stock or other equity securities pursuant to any appropriate agreement and/or to a registration statement filed on the form applicable to such registration;
      (B) to use reasonable best efforts to obtain an opinion of counsel to the Company in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, and as the Holders may reasonably request, addressed to the Holders and the underwriters, dated the date of the closing under the underwriting agreement relating thereto, it being agreed that the matters to be covered by such opinion shall include, without limitation, subject to such customary assumptions, qualifications and limitations as such counsel reasonably deems appropriate, the due incorporation and good standing of the Company and its significant Subsidiaries (as defined in Regulation S-X under the Exchange Act); the qualification of the Company and its significant Subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of this Agreement and of any agreement of the type referred to in Section (3)(a)(xii) hereof; the due authorization and valid issuance of, full payment for, and nonassessability of, the Registrable Securities and all other outstanding Common Stock; the absence of material legal or governmental proceedings involving the Company; the absence of a breach by the Company or its significant Subsidiaries of, or a default under, material agreements binding the Company or any Subsidiary as a result of
      (I) the execution and delivery by the Company of any agreement of the type referred to in Section 3(a)(xii) hereof, (II) the consummation of the transactions contemplated by any such agreement or (III) the performance by the Company of its obligations hereunder with respect to such Registrable Securities; the absence of governmental approvals required to be obtained in connection with such registration, the offering and sale of the Registrable Securities, this Agreement or any agreement of the type referred to in Section (3)(a)(xii) hereof; the compliance as to form of such registration statement and any documents incorporated by reference therein with the requirements of the Securities Act; the effectiveness of such registration statement under the Securities Act; and, as of the date of the opinion, the lack of knowledge of such counsel of the inclusion in such registration statement or the prospectus included therein, as then amended or supplemented, or from the documents incorporated by reference therein of an untrue statement of a material fact or the omission to state therein a material fact necessary to make the statements therein not misleading (in the case of such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act); (C) to use its reasonable best efforts to obtain a "cold comfort" letter or letters from the independent certified public accountants of the Company addressed to the Holders and the underwriters, if any, thereof, dated (I) the effective date of any prospectus supplement, if any, to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus and (II) dated the date of the closing under the underwriting agreement relating thereto, such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such documents and certificates, including officers' certificates, as may be reasonably requested by the Holders and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to

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      clause (A) above or those contained in Section 5(a) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 6 hereof;

                  (xiv) in the event of one underwritten offering pursuant to
      Section 7 hereof, that (i) any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of Registrable Securities or as an underwriter, or a broker or dealer in respect thereof, or otherwise, or (ii) more than 10% of the net offering proceeds, not including underwriting compensation, of such distribution is intended to be paid to any such broker-dealer or "associated or affiliated persons" of such broker-dealer or "members of the immediate family of such persons" (each within the meaning of such Rules), the Company shall take reasonable steps to assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by (A) if such Rules or By-Laws, including Rule 2720 thereto, shall so require, engaging a "qualified independent underwriter" (as defined in such Schedule) to participate in the preparation of the registration statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such registration statement is an underwritten offering, to recommend the price of such Registrable Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Conduct Rules of the NASD;

                  (xv) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders, as soon as practicable after the date of filing of the last report of the Company incorporated by reference into the prospectus next preceding the relevant sale, an earning statement of the Company and its Subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder); and

                  (xvi) use its reasonable best efforts to list prior to the effective date of the Share Shelf Registration Statement, subject to notice of issuance, the Shares and the Other Shares and prior to the effective date of the Warrant Shelf Registration Statement, subject to the notice of issuance, the Warrant Shares and the Other Warrant Shares covered by such registration statement on any securities exchange on which the Common Stock is then listed.

            (b)   In the event that the Company would be required, pursuant to
Section 3(a)(iv)(F) above, to notify the Holders and the managing underwriters, if any, thereof in connection with the one underwritten offering pursuant to
Section 7 hereof, the Company shall without delay prepare and furnish to the Holders, and to each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to an offeree of Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Holders agree that upon receipt of any notice from the Company pursuant to Section 3(a)(iv)(F) hereof, they shall forthwith discontinue the disposition of Registrable Securities pursuant to the registration statement applicable to such Registrable Securities until they shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, the Holders shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in their possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

            (c) If any Holder proposes to sell any of its Registrable Securities pursuant to the applicable Shelf

Registration Statement, such Holder shall notify the Company of its intent to do so (including the proposed manner and timing of such sales) at least two (2) but no more than five (5) full trading days prior to such sale, and the provision of such notice to the Company shall conclusively be deemed to reestablish and reconfirm an agreement by such Holder to comply with the registration provisions in this Agreement. Unless otherwise specified in such notice, such notice shall be deemed to constitute a representation that any information previously supplied by such Holder expressly for inclusion in the Share Shelf Registration Statement or the Warrant Shelf Registration Statement, as appropriate (as the same may have been superseded by subsequent information), is accurate as of the date of such notice. At any time within such two (2) to five (5) trading day period, the Company may refuse to permit any Holder to resell any Registrable Securities pursuant to the appropriate Shelf Registration Statement, provided, that in order to exercise this right, the Company or its counsel must deliver a certificate in writing to the Holder to the effect that a delay in such sale is necessary because a sale pursuant to the Shelf Registration Statement in its then-current form without the addition of material, nonpublic information about the Company could constitute a violation of the federal securities laws. In addition, in connection with any sale of the Registrable Securities, the Company may require the Holders to: (i) furnish to the Company such information regarding the distribution of such Registrable Securities as is required by law to be disclosed in the registration statement and (ii) provide to the Company a signed writing accepting and acknowledging its rights and obligations hereunder.

            (d) The registration rights of Holders pursuant to this Agreement and the ability to offer and sell Registrable Securities pursuant to any Shelf Registration Statement are subject to the conditions and limitations contained in Sections 3(b) and 3(c), and Holders will be deemed to have agreed with the Company that if the Board of Directors of the Company determines in its good faith judgment that the use of any prospectus would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, and that the Company is not otherwise required by applicable securities laws or regulations to disclose, or that the offer and sale of the Registrable Securities would interfere with any financing, acquisition or other material transaction contemplated by the Company, upon written notice of such determination by the Company, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to a Shelf Registration Statement or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to a Shelf Registration Statement shall be suspended until the date upon which the Company notifies the Holders in writing (the "Suspension Termination Notice") that suspension of such rights for the grounds set forth in this paragraph is no longer necessary, and the Company agrees to give such notice as promptly as practicable following the date that such suspension of rights is no longer necessary. Further, if during the applicable Effectiveness Period, the Holder, or a person who is a nominee, Affiliate, director, officer, trustee, beneficiary or employee of such Holder, is an officer, director or employee of the Company, the rights of the Holder to offer, sell or otherwise effect any distribution of Registrable Securities pursuant to the Shelf Registration Statement or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to the applicable Shelf Registration Statement shall be suspended during any period in which directors, officers or employees of the Company are not permitted to offer or sell securities in accordance with the Company's policies.

            (e)   From the time that the Company receives any notice pursuant to
Section 3(c) from a Holder or Holders in connection with a sale of an aggregate of $10.0 million of more of Registrable Securities in connection with the one underwritten offering pursuant to Section 7, and the Company does not give notice to Holders pursuant to Sections 3(b), 3(c) or 3(d) to suspend sales of Registrable Securities, until the date 90 days after the sale relating thereto or such shorter period as may be required by the managing underwriter or underwriters of such offering, if any, or the selling Holders, the Company will not offer, issue, sell, agree or commit to issue or sell, file with the Commission a registration statement relating to any offering of or solicit any offer to buy any Common Stock or any Rights, other than (A) in connection with the Registrable Securities, (B) pursuant to a bona fide employee stock option, bonus or other benefit plan as then in existence, (C) in connection with the 5.5% Convertible Subordinated

Debentures due 2006 and (D) any other Rights which may be issued by the Company, the terms of such issue requires a filing by the Company of a shelf registration statement covering such Rights.

            Section 4. Registration Expenses.

            The Company agrees to bear and to pay or cause to be paid promptly upon request being made therefor all customary expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, (a) all Commission and any NASD registration and filing fees and expenses, (b) all fees and expenses in connection with the qualification of the Registrable Securities for offering and sale under the State securities and Blue Sky laws, including reasonable fees and disbursements of one counsel for the underwriters in connection with such qualifications, (c) all expenses relating to the preparation, printing, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the certificates representing the Common Stock or other equity securities to be sold and all other documents relating hereto, (d) messenger and delivery expenses, (e) fees and expenses of any escrow agent or custodian, (f) internal expenses of the Company (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance), (h) fees, disbursements and expenses (including fees and expenses of one counsel) of any "qualified independent underwriter" engaged pursuant to Section 3(a)(xiv) hereof but excluding underwriting commissions and discounts, (i) reasonable fees, disbursements and expenses of one counsel for all of the Holders retained in connection with one underwritten offering pursuant to Section 7 hereof, and fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration, and (j) all fees and expenses (including, without limitation, listing fees) in connection with the listing or quotation of trading of the Registrable

Securities as required by Section 3(a)(xvi) hereof (collectively, the "Registration Expenses"). Under no circumstances will the Company be obligated to bear and pay underwriting discounts, commissions and brokerage fees. To the extent that any Registration Expenses are incurred, assumed or paid by the Holder or any underwriter thereof in connection with the one underwritten offering pursuant to Section 7 hereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor.

            Section 5. Representations and Warranties.

            The Company represents and warrants to, and agrees with, each Holder from time to time of Registrable Securities that:

            (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to carry out and perform its obligations under this Agreement.

            (b) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable in accordance with its terms except as such enforceability may be subject to any applicable bankruptcy, insolvency, reorganization, fraudulent transfer, equitable subordination or other laws relating to or affecting creditor's rights and general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing; and the registration of the Registrable Securities will not result in a breach or violation of any terms or provisions of, or constitute a default under, any contract, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is currently a party or by which the Company is currently bound, the Certificate of Incorporation or Bylaws of the Company, or any law, order, rule, regulation or decree of any government, governmental agency or court, domestic or foreign, currently applicable to the Company, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, except for such breaches, violations or defaults as, individually and in the aggregate, do not have a material adverse effect on the Company.

            (c) Each registration statement covering Registrable Securities and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(a)(vii) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Securities, at the time of the closing under the underwriting agreement relating thereto will conform in all material respects to the requirements of the Securities Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the effective date of registration statement when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to Holders of Registrable Securities pursuant to Section 3(a)(iv)(F) hereof until
(ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 3(b) hereof, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(a)(vii) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a Holder of Registrable Securities or any of the parties referred to in Section 3(a)(ii) expressly for use therein.

            (d) Any documents incorporated by reference in any prospectus referred to in Section 5(c) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, as then amended or supplemented, will conform or conformed in all material respects to the requirements of the Securities Act or the

Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a Holder of Registrable Securities or any of the parties referred to in Section 3(a)(ii) expressly for use therein.

            (e) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any significant Subsidiary is or hereafter becomes a party or by which the Company or any significant Subsidiary is or hereafter becomes bound or to which any of the property or assets of the Company or any significant Subsidiary is or hereafter becomes subject, except for such conflicts, breaches and defaults as, individually and in the aggregate, do not have a material adverse effect on the financial condition, results of operations, business or prospects of the Company and its significant Subsidiaries, taken as a whole, and do not materially hinder or delay the rights of the Holders hereunder, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation, as amended, or the By-Laws of the Company or any statute or any order specifically applicable to the Company, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any significant Subsidiary or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Securities Act of the Registrable Securities and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or Blue Sky laws in connection with the offering and distribution of the Registrable Securities.

            Section 6. Indemnification.

            (a) Indemnification by the Company. Upon the registration of any Registrable Securities pursuant to Section 2 hereof, and in consideration of the agreements of the Holders contained herein and of the Purchaser, in the Stock Purchase Agreement, and as an inducement to the Purchaser, to enter into such Agreement, the Company shall, and it hereby agrees to, indemnify and hold harmless each Holder, and each person who participates as an underwriter in any offering or sale of such Registrable Securities, against any losses, claims, damages or liabilities, joint or several, to which any such Holder or underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such Holder or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall, and it hereby agrees to, reimburse any such Holder and underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable to any such Holder or underwriter in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon
(i) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder or underwriter expressly for use therein or (ii) any untrue statement or alleged untrue statement of material fact contained in, or any omission or alleged omission of a material fact from, a prospectus if (x) a later prospectus corrects the untrue statement or alleged untrue statement, or omission or alleged omission, which is the basis for the claim, action, demand, loss, damage, liability, cost or expense for which indemnification is sought, (y) a copy of the later prospectus has been made available to the Holders in a timely fashion in accordance with the Securities Act and had not been sent or given to such purchaser at or prior to confirmation of sale to such purchaser and the Holder seeking indemnification was under an obligation to deliver such later prospectus to the purchaser and (z) there would have been no such liability but for such failure to deliver such later prospectus by such Holder.

            (b) Indemnification by the Holder and any Underwriters. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2 hereof and to entering into any underwriting agreement with respect thereto in connection with the one underwritten offering pursuant to Section 7 hereof, that the Company shall have received an undertaking from the Holder thereof and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished to the Company by the Holders or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Holder or underwriter expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim; provided, however, that no Holder shall be required to undertake liability under this Section 6(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Holder from the sale of its Registrable Securities pursuant to such registration, as reduced by any damages or other amounts that such Holder was otherwise required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

            (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under the indemnification provisions of or contemplated by Section 6(a) or 6(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who may be counsel to the indemnifying party unless representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them) provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties). After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. No indemnifying party shall be liable for settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld.

            (d) Contribution. Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) hereof are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if the Holders or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no

Holder shall be required to contribute any amount in excess of the amount of the proceeds received by such Holder from the sale of any Registrable Securities, and no underwriter shall be required to contribute any amount in excess of the amount of compensation received. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' and any underwriter's obligations in this Section 6(d) to contribute shall be several in proportion to the number or amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

            (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of any Holder or underwriter and each person, if any, who controls any Holder or underwriter within the meaning of the Securities Act; and the obligations of the Holders and any underwriters contemplated by this Section 6 shall be in addition to any liability which the Holders or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act.

            Section 7. Underwritten Offerings.

            (a) In addition to selling Registrable Securities from time to time in open market transactions under the Shelf Registration Statements, Holders of Registrable Securities shall be permitted to sell such Registrable Securities in one underwritten offering, provided that the aggregate market value of all Registrable Securities to be sold in such underwritten offering exceeds $10 million, and provided further that, if an underwritten offering is elected pursuant to the Other Registration Rights Agreement, then such right to elect an underwritten offering pursuant to this Agreement shall terminate.

            (b) Upon a receipt of a notice under Section 3(c) which includes a request to sell Registrable Securities pursuant to an underwritten offering, the Company shall provide all Holders of Registrable Securities then covered by the appropriate Shelf Registration Statement a written notice of and opportunity to participate in the offering. The managing underwriter or underwriters thereof shall be designated by the Holders of a majority of the Registrable Securities so to be offered, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company.

            (c) Each Holder hereby agrees that it may not participate in any underwritten offering hereunder unless it (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

            Section 8. Rule 144.

            The Company covenants to and with each Holder of Registrable Securities that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including, but not limited to, the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities
Act) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

            Section 9. Miscellaneous.

            (a) Purchaser Lock-Up. If, at any time, the Company undertakes to register any of its Common Stock or Rights or any other equity securities under the Securities Act on a registration statement on Form S-1, Form S-2 or Form S-3 (or an equivalent general registration form then in effect), from the time that the Company files such registration statement or, in the case of a Form S-3, a prospectus or prospectus supplement thereunder relating to an offering pursuant thereto with the Commission until the earlier of (i) the date 90 days after the effectiveness of the registration statement or, in the case of a Form S-3, the filing of a prospectus or prospectus supplement thereunder relating to an offering pursuant thereto or such shorter period as may be required by the managing underwriter or underwriters of such offering and (ii) the date an election is made to withdraw such registration statement with the Commission, no Holder will offer, sell, agree or commit or sell, grant any option for the purchase of or solicit any offer to buy any Common Stock or any Rights. If requested by the Company or the managing underwriter or underwriters, if any, the Holders will execute and deliver all such documents as are necessary and appropriate to reflect the foregoing.

            (b) No Inconsistent Agreements. The Company covenants and agrees that it shall not grant registration rights with respect to any class of Common Stock or any other securities which would adversely affect the rights of the Holders as set forth in this Agreement; provided, the Holders acknowledge that the Company has heretofore granted registration rights in connection with its 5.5% Subordinated Convertible Debentures due 2006.

            (c) Specific Performance. The Company acknowledges that it would be impossible to determine the amount of damages that would result from any breach by it of any of the provisions of this Agreement and that the remedy at law for any breach, or threatened breach, of any of such provisions would likely be inadequate and, accordingly, agrees that each Holder shall, in addition to any other rights or remedies which it may have, be entitled to seek such equitable and injunctive relief as may be available from any court of competent jurisdiction to compel specific performance of, or restrain the Company from violating any of, such provisions. In connection with any action or proceeding for injunctive relief, the Company hereby waives the claim or defense that a remedy at law alone is adequate and agrees, to the maximum extent permitted by law, to have each provision of this Agreement specifically enforced against it, without the necessity of posting bond or other security against it, and consents to the entry of injunctive relief against it enjoining or restraining any breach or threatened breach of this Agreement.

            (d) Illegality. If any term or provision of this Agreement or any application thereof shall be declared or held invalid, illegal or unenforceable, in whole or in part, whether generally or in any particular jurisdiction, such provision shall be deemed amended to the extent, but only to the extent, necessary to cure such invalidity, illegality or unenforceability, and the validity, legality and enforceability of the remaining provisions, both generally and in every other jurisdiction, shall not in any way be affected or impaired thereby.

            (e) Recovery of Litigation Costs. Except as otherwise expressly provided herein to the contrary, in the event any dispute between the parties to this Agreement shall result in litigation, arbitration or other proceeding, the prevailing party shall be entitled to recover from the losing party all reasonable costs and expenses, including without limitation reasonable attorneys' fees and disbursements, incurred by the prevailing party in connection with such litigation or other proceeding and any appeal thereof. Such costs, expenses, fees and disbursements shall be included in and made a part of the judgment recovered by the prevailing party, if any.

            (f) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, when delivered personally or by courier, three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested), or when received by facsimile transmission if promptly confirmed by one of the foregoing means, as follows: If to the Company, to it at 350 South Grand Avenue, 52nd Floor, Los Angeles, California 90071, Attention: Barbara S. Polsky, facsimile transmission no. (213) 640-5000, and if to a Holder, to the address or facsimile transmission number of such Holder set forth in the security register or other records of the Company, or to such other address or facsimile transmission number as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

            (g) Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and their respective successors and assigns, but, except as set forth in this Section 9(g), no such term or provision is for the benefit of, or intended to create any obligations to, any other persons. In the event that any transferee of a Purchaser or other Holder shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, by the execution and delivery of an agreement to be bound to the terms of this Agreement, be deemed a party hereto for all purposes and such Registrable Securities shall be held subject to all of the terms of this Agreement, and by delivering such agreement, such transferee shall be entitled to receive all the benefits of and be bound by all of the terms and provisions of this Agreement. Until the execution and delivery of such agreement, the transferee shall have no rights under this Agreement. In addition, in connection with a bona fide pledge of any Registrable Securities to secure indebtedness or other obligations, a Purchaser or other Holder may assign its rights, interests and obligations hereunder to the beneficiary of such pledge; provided that neither the beneficiary of such pledge, nor any other person who through the exercise of remedies under such pledge becomes a Holder of Registrable Securities, shall be entitled to exercise any rights under this Agreement unless and until the person who wishes to exercise such rights agrees in writing to be bound by the terms of this Agreement. The Company shall not have either the right or the power to assign or delegate any right or obligation hereunder (except by merger or other operation of law) without the written consent of Holders who own a majority of the aggregate of the then outstanding Registrable Securities and Warrants.

            (h) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any Holder, any director, officer, partner or employee of any Holder, any underwriter or any director, officer, partner or employee thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Warrants pursuant to the Warrant Agreement and the transfer and registration of Registrable Securities by any Holder.

            (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PROVISIONS THEREOF.

            (j) Jurisdiction and Venue. Each of the parties hereto hereby irrevocably submits in any legal action or proceeding relating to or arising out of this Agreement or any other document relating hereto or delivered in connection with the transactions contemplated hereby, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the United States District Court for the District of Delaware (or if such court does not have jurisdiction, the courts of the State of Delaware, Newcastle County), and appellate courts thereof.

Each of the parties hereto further (a) consents that any such action or proceeding may be brought in such court and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (b) agrees that service of process in any such action or proceeding may be effected by personal delivery thereof to such party's registered office in the jurisdiction in which it is incorporated, with a copy to such party at its address as provided in Section 9(f); and (c) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law. (k) Headings. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

            (l) Entire Agreement; Amendments. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the Holders of at least a majority of the Warrants and of the Registrable Securities at the time outstanding. Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(l), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such Holder.

            (m) Inspection. For so long as this Agreement shall be in effect, this Agreement and a complete list of the names and addresses of all the Holders of Registrable Securities and Warrants shall be made available for inspection and copying on any business day by any Holder of Registrable Securities at the offices of the Company at the address thereof set forth in Section 9(f) above.

            (n) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                    AAMES FINANCIAL CORPORATION

                                    By: /s/ Cary H. Thompson
                                        ----------------------------------------
                                        Name: Cary H. Thompson
                                        Title: Chief Executive Officer



                                    TURTLE CREEK REVOCABLE TRUST

                                    By: /s/ Gerald J. Ford
                                        ----------------------------------------
                                        Name: Gerald J. Ford
                                        Title: Trustee


                                      -35-